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                                                                    Exhibit 10.2

                                                                    CONFIDENTIAL
                            CROSS-LICENSE AGREEMENT


        THIS CROSS-LICENSE AGREEMENT and all Exhibits attached hereto which are hereby incorporated by reference (this "Agreement") is entered into as of March 12, 2001 (the "Effective Date") by and among ACLARA BIOSCIENCES, INC., a Delaware corporation having its principal place of business at 1288 Pear Avenue, Mountain View, California 94043 (collectively with all wholly-owned subsidiaries of ACLARA BioSciences, Inc., "Aclara"), and CALIPER TECHNOLOGIES CORP., a Delaware corporation having its principal place of business at 605 Fairchild Drive, Mountain View, California 94043 (collectively with all wholly-owned subsidiaries of Caliper Technologies Corp., "Caliper").

                                    RECITALS

        WHEREAS, Aclara and Caliper have entered into that certain Settlement Agreement, dated as of even date herewith ("Settlement Agreement"), and that certain Common Stock Issuance Agreement ("Common Stock Issuance Agreement"), dated as of even date herewith, pursuant to which the Parties effectively resolved various disputes between Aclara and Caliper;

        WHEREAS, pursuant to the Settlement Agreement, the Parties have agreed to enter into a cross license agreement regarding certain patent rights;

        WHEREAS, Aclara wishes to grant to Caliper a license to certain Aclara patents, subject to the terms and conditions set forth herein; and

        WHEREAS, Caliper wishes to grant to Aclara a license to certain patents that Caliper has licensed from a third party, subject to the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the mutual covenants and consideration herein expressed, the sufficiency of which is hereby acknowledged, Aclara and Caliper agree as follows:

                                    AGREEMENT

1. DEFINITIONS

        For purposes of this Agreement, the following terms shall have the following meanings:

        1.1 "'022 PATENT FAMILY" shall mean (a) United States Patent No. *** (the "`022 Patent"); (b) any Patent that directly claims priority to the `022 Patent (e.g., as a continuation, in-whole or in-part, divisional, reexamination, or reissue of the `022 Patent); and (c) any Patent that indirectly claims priority to the `022 Patent (e.g., any Patent claiming priority to one or more Patents that directly or indirectly claim priority to the `022 Patent), and any Foreign Counterparts

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.



                                       1.
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                                                                    CONFIDENTIAL

of any of the foregoing. The `022 Patent Family includes, without limitation, United States Patent ***, and any continuations, in whole or in part, divisions, reissues, reexamination, renewals, substitutions, confirmations, registrations, revalidations, revisions, extensions and Foreign Counterparts of the foregoing Patents.

        1.2 "ACLARA FIELD OF USE" shall mean any and all fields, except for ***.

        1.3 "ACLARA LICENSED INSTRUMENT" shall mean an ***, including those specifically identified and described in Exhibit A (but excluding, in any event, any microfluidic Chip, as defined in Section 1.4 below) (a) the manufacture, use (in the manner intended) or sale of which, by Aclara or any third party, would infringe a Valid Claim of a Patent in the Ramsey Patent Family in the country of such manufacture, use or sale, absent a license, or (b) that is designed or used (in the manner intended), by Aclara or any third party, to perform a method that would infringe a Valid Claim of a Patent in the Ramsey Patent Family in the country where such method is performed, absent a license.

        1.4 "ACLARA LICENSED LABCARD" shall mean a microfluidic chip or card, regardless of its size or thickness ("Chip"), constructed from ***, including but not limited to the types of Chips illustrated in Figures 1 and 2 on Exhibit A, (a) the manufacture, use (in the manner intended) or sale of which, by Aclara or any third party, would infringe a Valid Claim of a Patent in the Ramsey Patent Family in the country of such manufacture, use or sale, absent a license, or (b) that is designed or used (in the manner intended), by Aclara or any third party, to perform a method that would infringe a Valid Claim of a Patent in the Ramsey Patent Family in the country where such method is performed, absent a license.

        1.5 "ACLARA LICENSED PRODUCT" shall mean an Aclara Licensed Instrument and/or an Aclara Licensed LabCard, as applicable.

        1.6 "ACLARA PRODUCT" shall mean an Aclara Licensed Product:

               (a) that is (i) supplied commercially by Aclara to end users (or otherwise used in connection with a service bureau, contract research or similar business), either directly or through distributors, subdistributors or commercial partners or collaborators and either manufactured by Aclara or on Aclara's behalf by a third party, or (ii) a product for which Aclara receives revenues *** generated by and attributable to such product (which revenues *** shall exclude amounts attributable to separate products or components); and

               (b) for which Aclara and Aclara's Controlled Subsidiaries collectively provide *** of the total (i) costs and expenditures (including direct costs, reasonably allocable overhead and other indirect costs, except when calculating costs and expenditures of third parties, in which case only the contracted for costs and expenditures shall be taken into account), including, without limitation research and development funding and costs of purchasing or licensing rights for such product in development; or (ii) personnel time, in each case, expended to research and develop such Aclara Licensed Product. For clarification and not in expansion or limitation of the

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                                       2.
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                                                                    CONFIDENTIAL

foregoing, such total costs, expenditures and personnel time shall exclude amounts attributable to separate products or components and amounts attributable to the research and development of core technology (including, without limitation, core manufacturing technology) but shall include amounts attributable to the research and development of technology specific to the applicable Aclara Licensed Product (including, without limitation, manufacturing technology specific to such product). For purposes of this Section 1.6(b), it shall be presumed that amounts expended by a third party in connection with the research and development of an Aclara Licensed Product or manufacturing technology therefor ***.

        For clarification and not in expansion or limitation of the foregoing, subclause (a)(i) shall be met even if, and notwithstanding the fact that, Aclara initially commercially supplies, either directly or through distributors, subdistributors or commercial partners or collaborators, or manufactures itself or has manufactured on its behalf by a third party, an Aclara Licensed Product and then, because Aclara is unable to meet such supply or manufacturing obligations despite its good faith efforts, such product is subsequently supplied commercially or manufactured by a commercial partner or collaborator.

        1.7 "ACLARA SYSTEM" shall mean a product that includes at least one Aclara Product and at least one other component or product which together perform one or more functions, biochemical or chemical manipulations or series thereof or other tasks or experiments.

        1.8 "ADR PROCEDURE" shall mean the alternative dispute resolution procedures set forth in Sections 20 and 21 of the Settlement Agreement.

        1.9 "CALIPER LICENSED INSTRUMENT" shall mean an *** (but excluding, in any event, any microfluidic Chip) (a) the manufacture, use (in the manner intended) or sale of which, by Caliper or any third party, would infringe a Valid Claim of a Patent in the `022 Patent Family in the country of such manufacture, use or sale, absent a license, or (b) that is designed or used (in the manner intended), by Caliper or any third party, to perform a method that would infringe a Valid Claim of a Patent in the `022 Patent Family in the country where such method is performed, absent a license.

        1.10 "CALIPER LICENSED LABCHIP" shall mean a microfluidic Chip constructed from ***, (a) the manufacture, use (in the manner intended) or sale of which, by Caliper or any third party, would infringe a Valid Claim of a Patent in the `022 Patent Family in the country of such manufacture, use or sale, absent a license, or (b) that is designed or used (in the manner intended), by Caliper or any third party, to perform a method that would infringe a Valid Claim of a Patent in the `022 Patent Family in the country where such method is performed, absent a license. Caliper Licensed LabChips include, without limitation, Chips constructed from ***, but Caliper Licensed LabChips shall not include a Chip wherein *** or a Chip ***.

        1.11 "CALIPER LICENSED PRODUCT" shall mean a Caliper Licensed Instrument and/or a Caliper Licensed LabChip, as applicable.

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                                       3.
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                                                                    CONFIDENTIAL

        1.12 "CALIPER PRODUCT" shall mean a Caliper Licensed Product:

               (a) that is (i) supplied commercially by Caliper to end users (or otherwise used in connection with a service bureau, contract research or similar business), either directly or through distributors, subdistributors or commercial partners or collaborators and either manufactured by Caliper or on Caliper's behalf by a third party, or (ii) a product for which Caliper receives revenues * * * generated by and attributable to such product (which revenues * *
* shall exclude amounts attributable to separate products or components); and

               (b) for which Caliper and Caliper's Controlled Subsidiaries collectively provide *** of the total (i) costs and expenditures (including direct costs, reasonably allocable overhead and other indirect costs, except when calculating costs and expenditures of third parties, in which case only the contracted for costs and expenditures shall be taken into account), including, without limitation research and development funding and costs of purchasing or licensing rights for such product in development; or (ii) personnel time, in each case, expended to research and develop such Caliper Licensed Product. For clarification and not in expansion or limitation of the foregoing, such total costs, expenditures and personnel time shall exclude amounts attributable to separate products or components and amounts attributable to the research and development of core technology (including, without limitation, core manufacturing technology) but shall include amounts attributable to the research and development of technology specific to the applicable Caliper Licensed Product (including, without limitation, manufacturing technology specific to such product). For purposes of this Section 1.12(b), it shall be presumed that amounts expended by a third party in connection with the research and development of a Caliper Licensed Product or manufacturing technology therefor
***.

        For clarification and not in expansion or limitation of the foregoing, subclause (a)(i) shall be met even if, and notwithstanding the fact that, Caliper initially commercially supplies, either directly or through distributors, subdistributors or commercial partners or collaborators, or manufactures itself or has manufactured on its behalf by a third party, a Caliper Licensed Product and then, because Caliper is unable to meet such supply or manufacturing obligations despite its good faith efforts, such product is subsequently supplied commercially or manufactured by a commercial partner or collaborator.

        1.13 "CALIPER SYSTEM" shall mean a product that includes at least one Caliper Product and at least one other component or product which together perform one or more functions, biochemical or chemical manipulations or series thereof or other tasks or experiments.

        1.14 "CHANGE IN CONTROL" shall mean, as to a Party, any acquisition of securities, merger, consolidation, reorganization, proxy contest or other transaction or event involving such Party's microfluidic systems line of business or its securities (or any series of related transactions or events) as a result of which any entity or person (or any group of related entities or persons) that did not directly or indirectly Control such Party or such Party's microfluidic systems line of business prior to the transaction or event (or series of transactions or events) thereafter directly or indirectly Controls such Party or such Party's microfluidic systems line of business. Change in

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                                       4.
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                                                                    CONFIDENTIAL

Control of a Party includes, without limitation, the acquisition by another entity (whether directly or indirectly, and whether alone or in combination with related entities) of (a) more than fifty percent (50%) of the voting securities of such Party or of any entity that Controls such Party, or (b) of the right (whether directly or indirectly, and whether alone or in combination with related entities) or power to direct or cause the direction of management or policies of the entity in question (whether through ownership of securities or other ownership interests, by contract or otherwise).

        1.15 "CONTROL" (including, with correlative meanings, "Controlled," "Controls" and other forms) shall mean, (a) as to an entity, (i) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other ownership interest in the entity in question; or (ii) possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the entity in question (whether through ownership of securities or other ownership interests, by contract or otherwise), and (b) as to a Party's microfluidic systems line of business, ownership of all or substantially all of the assets relating thereto.

        1.16 "CONTROLLED SUBSIDIARY" shall mean, as to a Party, an entity with respect to which such Party directly owns more than fifty percent (50%) (or the maximum ownership interest permitted by applicable law in the jurisdiction of incorporation or, if not incorporated, of formation, if fifty percent (50%) or less) of the voting securities or other ownership interest of the entity in question.

        1.17 "COPIED CLAIM" shall mean a Patent claim copied from another Patent claim so that it is the same as, or for substantially the same subject matter as, the other Patent claim, as determined under Title 35 United States Code
Section 135(b).

        1.18 "***" shall have the meaning assigned to it in Section 1.20.

        1.19 "CURRENT ACLARA LICENSED INSTRUMENT" shall mean the first commercially released version of any Aclara Licensed Instrument which is the subject of an on-going development program of Aclara as of the Effective Date, *
* *. Current Aclara Licensed Instruments will also include (a) any minor fixes or improvements to, or optimizations of any of the foregoing, (b) add-on modules to any of the foregoing in active development ***, and (c) add-on modules to any of the foregoing which are priced at *** of the retail price of the Current Aclara Licensed Instrument to which such add-on module relates.

        1.20 "***" shall mean microfluidic channel structures that consist of ***, including, without limitation, the structure(s) labeled "***" shown in Exhibit B; a * * * is contrasted to and does not include *** that consist of a ***, including, without limitation, the structure(s) labeled "***" described in Exhibit B (hereinafter the "***").

        1.21 "FOREIGN COUNTERPART" shall mean, as to a United States patent, any foreign Patent filed outside the United States (a) that directly or indirectly claims priority to an

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                                       5.
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                                                                    CONFIDENTIAL

application that gave rise to such United States patent, or (b) provides priority to such application.

        1.22 "FUTURE ACLARA LICENSED INSTRUMENT" shall mean all Aclara Licensed Instruments other than Current Aclara Licensed Instruments, including, without limitation, any substantially redesigned or re-engineered version of a Current Aclara Licensed Instrument, or a version of an Aclara Licensed Instrument which is identified to customers by the marketing Party as a separate and distinct product from a Current Aclara Licensed Instrument.

        1.23 "INTERFERENCE" shall mean a proceeding in accordance with Title 35 United States Code Section 135 in which the United States Board of Patent Appeals and Interferences determines questions of Priority of Invention between Patent claims in an issued United States patent and/or one or more patent applications filed in the United States.

        1.24 "NET SALES" shall mean the gross amount billed or invoiced *** for Aclara Licensed Products, which gross amount is billed or invoiced by Aclara, a Sublicensee of Aclara or a commercial partner or collaborator of Aclara (provided that Net Sales shall not include amounts billed or invoiced (i) ***, (ii) *** (iii) for Aclara Licensed Products that would not meet the definition of Aclara Licensed Products but for a modification or use of such products by the end-user other than in the manner intended in good faith by Aclara), less the following deductions: ***. "Net Sales" shall not include, to the extent reasonable under the circumstances, ***. Furthermore, "Net Sales" shall not include ***. In the event Aclara or a Sublicensee uses an Aclara Licensed Product for revenue generating commercial purpose, e.g., in a service or information business, Net Sales shall be set at *** as mutually determined by the Parties or in accordance with the ADR Procedure if the Parties are unable to reach agreement ***.

        1.25 "OAK RIDGE AGREEMENTS" shall mean those certain Sole Commercial Patent License Agreements, each dated as of September 1, 1995 (one regarding patent rights within the United States and the other regarding patent rights outside the United States), originally between Lockheed Martin Energy Systems, Inc. and Caliper subsequently assigned from Lockheed Martin Energy Systems, Inc. to UT-Battele, LLC, as subsequently amended, together with any attachments or addenda thereto.

        1.26 "PARTY" shall mean either Aclara or Caliper, and "Parties" shall mean Aclara and Caliper.

        1.27 "PATENT" shall mean all patents, inventor's certificates and patent applications throughout the world, including any renewal, division, continuation (in-whole or in-part), or continued prosecution application of any of such certificates and applications, and any and all patents issuing thereon, and any and all reissues, extensions, substitutions, confirmations, registrations, revalidations, revisions, Foreign Counterparts and additions of or to any of the foregoing.

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                                                                    CONFIDENTIAL

        1.28 "PRIORITY OF INVENTION" shall mean priority of invention as determined under 35 United States Code Section 102(g).

        1.29 "RAMSEY PATENT FAMILY" shall mean, to the extent of Caliper's rights under the Oak Ridge Agreements to sublicense rights in, to, and under the following, (a) United States Patent No. * * * (the "`229 Patent"); (b) any Patent that directly claims priority to the `229 Patent (e.g., as a continuation, in-whole or in-part, divisional, reexamination, or reissue of the `229 Patent); and (c) any Patent that directly or indirectly claims priority to the `229 Patent (e.g., any Patent claiming priority to one or more Patents that directly or indirectly claim priority to the `229 Patent), and any Foreign Counterparts to any of the foregoing. The Ramsey Patent Family shall include, without limitation, United States Patent * * *, and any continuations, in whole or in part, divisions, reissues, reexamination, renewals, substitutions, confirmations, registrations, revalidations, revisions, extensions and Foreign Counterparts of any of the foregoing Patents. For clarification, a Patent shall be deemed a Patent in the Ramsey Patent Family only to the extent and only so long as Caliper has rights under the Oak Ridge Agreements to sublicense rights in, to and under the Ramsey Patent Family with respect to such Patent.

        1.30 "SUBLICENSEE" shall mean any third party to whom Aclara or Caliper, as the case may be, have sublicensed any or all of the rights licensed hereunder pursuant to Section 2.1.2 or 2.2.2, as applicable, excluding third parties who are sublicensed such rights solely pursuant to the last sentence of Section
2.1.2 or 2.2.2, as applicable.

        1.31 "VALID CLAIM" shall mean any claim of an issued and unexpired patent which has not been (a) found or held unenforceable or invalid in any alternative dispute resolution proceedings pursuant to the ADR Procedure, or by a court or other governmental agency of competent jurisdiction, regardless of whether or not such finding or holding has been appealed or is appealable, provided, however, that if such finding or holding is subsequently overturned upon an appeal (the "Appeal Decision"), such claim shall again be deemed a Valid Claim as of the effective date of the Appeal Decision, or (b) abandoned, disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

        * * *

2. LICENSES

        2.1 LICENSE GRANT BY ACLARA.

               2.1.1 Subject to the terms and conditions of this Agreement, Aclara hereby grants to Caliper a *** license under all of its right, title and interest in, to and under the `022 Patent Family to make, use, sell, offer to sell, and import Caliper Licensed Products.

               2.1.2 Subject to the terms and conditions of this Agreement, Caliper may sublicense any or all of the rights granted to it by Aclara in
Section 2.1.1 solely to third parties engaged with or by Caliper in the research, development, manufacture or sale of a Caliper

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                                       7.
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                                                                    CONFIDENTIAL

System, or any component thereof (it being understood in the case of such components that Caliper and such third parties need not be engaged in the research development, manufacture or sale of the entire Caliper System itself, or any part thereof, other than such component), provided that such sublicense is limited solely to the grant of rights to be exercised (i) in connection with the research, development, manufacture or sale of such Caliper System, or (ii) in connection with the research, development, manufacture or sale of components of such Caliper System solely to the extent that such components are researched, developed, manufactured or sold in connection with or for use with such Caliper System. Caliper may also sublicense the right to use Caliper Licensed Products granted to it by Aclara in Section 2.1.1 to end users of Caliper Licensed Products which are sold or supplied to such end user within the scope of the licenses granted hereunder, to the extent necessary to permit such end user to use such products in the manner intended.

               2.1.3 Subject to the terms and conditions of this Agreement, Aclara hereby grants to Caliper a * * *, worldwide * * * license under all of its right, title and interest in, to and under the `022 Patent Family solely to make and use (specifically excluding any rights to sell, offer to sell or import), microfluidic Chips which * * * ("Caliper R&D Chips"), solely for the purpose of research and development of products and technologies to be commercialized by Caliper itself, or in conjunction with others, but excluding any research and development performed on behalf of, or for the benefit of, other parties, including as part of a service business or contract research and development business. Caliper may have the foregoing rights exercised on its behalf by partners and collaborators participating with it in such permitted research and development efforts, and may provide such partners and collaborators with Caliper R&D Chips in connection with such efforts; provided, however that Caliper has no right under this Section 2.1.3 to transfer Caliper R&D Chips to any third party other than such partners and collaborators. Such partners and collaborators have no rights under this Section 2.1.3 to transfer such Caliper R&D Chips to any third parties. For clarification and not in limitation or expansion of the rights granted under Section 2.1.1, Aclara agrees and acknowledges that Caliper has the right under Section 2.1.1 to use Caliper Licensed Instruments in connection with Caliper R&D Chips for purposes of exercising the rights granted under this Section 2.1.3.

               2.1.4 In the event of a Change in Control of Caliper, regardless of whether or not this Agreement is assigned in connection therewith under
Section 11.2, the licenses granted in this Section 2.1 shall not cover or extend to any pre-existing products (that is, products already on the market or in active development immediately prior to the date of such Change in Control) of the party or parties gaining Control of Caliper, except to the extent such party or parties are Sublicensees of Caliper prior to such Change in Control.

        2.2 LICENSE GRANT BY CALIPER.

               2.2.1 Subject to the terms and conditions of this Agreement, Caliper hereby grants to Aclara * * * license under all of its right, title and interest in, to and under the Ramsey Patent Family to make, use, sell, offer to sell, and import Aclara Licensed Products in the Aclara Field of Use.

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                                                                    CONFIDENTIAL

               2.2.2 Subject to the terms and conditions of this Agreement, Aclara may sublicense any or all of the rights granted to it by Caliper in
Section 2.2.1 solely to third parties engaged with or by Aclara in the research, development, manufacture or sale of an Aclara System, or any component thereof (it being understood in the case of such components that Aclara and such third parties need not be engaged in the research development, manufacture or sale of the entire Aclara System itself, or any part thereof, other than such component), provided that such sublicense is limited solely to the grant of rights to be exercised (i) in connection with the research, development, manufacture or sale of such Aclara System, or (ii) in connection with the research, development, manufacture or sale of components of such Aclara System, solely to the extent that such components are researched, developed, manufactured or sold in connection with or for use with such Aclara System. Aclara may also sublicense the right to use Aclara Licensed Products granted to it by Caliper in Section 2.2.1 to end users of Aclara Licensed Products which are sold or supplied to such end user within the scope of the licenses granted hereunder, to the extent necessary to permit such end user to use such products in the manner intended.

               2.2.3 Subject to the terms and conditions of this Agreement, Caliper hereby grants to Aclara a * * *, worldwide * * * license under all of its right, title and interest in, to and under the Ramsey Patent Family solely to make and use (specifically excluding any rights to sell, offer to sell or import), microfluidic Chips which * * * ("Aclara R&D Chips"), solely for the purpose of research and development of products and technologies to be commercialized by Aclara itself, or in conjunction with others, but excluding any research and development performed on behalf of, or for the benefit of, other parties, including as part of a service business or contract research and development business. Aclara may have the foregoing rights exercised on its behalf by partners and collaborators participating with it in such permitted research and development efforts, and may provide such partners and collaborators with Aclara R&D Chips in connection with such efforts; provided, however that Aclara has no right under this Section 2.2.3 to transfer Aclara R&D Chips to any third party other than such partners and collaborators. Such partners and collaborators have no rights under this Section 2.2.3 to transfer such Aclara R&D Chips to any third parties. For clarification and not in limitation or expansion of the rights granted under Section 2.2.1, Caliper agrees and acknowledges that Aclara has the right under Section 2.2.1 to use Aclara Licensed Instruments in connection with Aclara R&D Chips for purposes of exercising the rights granted under this Section 2.2.3.

               2.2.4 In the event of a Change in Control of Aclara, regardless of whether or not this Agreement is assigned in connection therewith under
Section 11.2, the licenses granted in this Section 2.2 and the corresponding royalty obligations in Section 3 hereof shall not cover or extend to any pre-existing products (that is, products already on the market or in active development immediately prior to the date of such Change in Control) of the party or parties gaining Control of Aclara, except to the extent such party or parties are Sublicensees of Aclara prior to such Change in Control.


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                                                                    CONFIDENTIAL

               2.2.5 Without prejudice to Sections 6.1(vi) and 6.3 below, Aclara and its Sublicensees agree that the rights granted by Caliper under this Section
2.2 are subject to the applicable terms and conditions of the Oak Ridge Agreements.

        2.3 EXPANSION OF LICENSE GRANTS. If either Party identifies any component or product which would be an Aclara Licensed Instrument or a Caliper Licensed Instrument, as the case may be, but for the fact that ***, as applicable, which license shall otherwise have the same scope, and be subject to the same terms and conditions as the licenses granted in Sections 2.1 and 2.2 hereof, respectively.

        2.4 NO OTHER RIGHTS. Caliper acknowledges and agrees that Aclara shall retain its rights in, to and under the `022 Patent Family, subject only to the rights and licenses expressly granted herein. Except as expressly provided herein, no right, title, or interest is granted by Aclara to Caliper in, to or under the `022 Patent Family or any other Patents or rights. Aclara acknowledges and agrees that Caliper shall retain its rights in, to and under the Ramsey Patent Family, subject only to the rights and licenses expressly granted herein. Except as expressly provided herein, no right, title, or interest is granted by Caliper to Aclara in, to or under the Ramsey Patent Family or any other Patents or rights.

        2.5 NO COVENANT NOT TO PRACTICE. Nothing in this Agreement shall be construed as a covenant on the part of either Aclara or Caliper to refrain from infringing (or contributorily infringing) any Patents in the Ramsey Patent Family or the `022 Patent Family, respectively, or to refrain from practicing any such Patent outside the scope of the licenses granted in Sections 2.1 and
2.2 hereof, respectively.

3. PAYMENTS AND RELATED OBLIGATIONS

        3.1 LICENSE FEE. The amount of five million dollars ($5,000,000.00) payable to Caliper pursuant to Section 4(c) of the Settlement Agreement shall be deemed to constitute partial consideration for the rights and licenses granted pursuant to Section 2.2 above.

        3.2 ROYALTY PAYMENTS. In partial consideration of the rights and licenses granted pursuant to Section 2.2 above and subject to any applicable credits under Section 3.2.2:

               3.2.1 Aclara shall make running royalty payments on a quarterly basis to Caliper, within *** of the end of each calendar quarter, as follows:

               3.2.1.1 For Aclara Licensed Instruments, Aclara shall pay to Caliper a royalty of (a) *** of Net Sales of Current Aclara Licensed Instruments, (b) *** of Net Sales of Future Aclara Licensed Instruments billed or invoiced prior to the end of 2008, and (c) *** of Net Sales of Future Aclara Licensed Instruments billed or invoiced any time after the end of 2008.

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                                       10.
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                                                                    CONFIDENTIAL

               3.2.1.2 For Aclara Licensed LabCards, Aclara shall pay to Caliper a royalty of (a) *** of Net Sales of Aclara Licensed LabCards ***, and (b) *** of Net Sales of other Aclara Licensed LabCards.

               3.2.2 Aclara shall pay to Caliper a minimum annual royalty payment of ***, each such payment to be reduced by any royalty payments previously made by Aclara pursuant to Section 3.2.1 with respect to such calendar year and to be fully creditable (after any such reduction) against any accrued but unpaid royalties otherwise owed by Aclara with respect to the remainder of such calendar year. Aclara shall not be entitled to carry forward any excess royalty payments made with respect to *** to satisfy its minimum annual royalty obligations for *** or its other royalty obligations to Caliper for *** or thereafter (except with respect to the application of the *** minimum annual royalty to *** royalties as provided above). No minimum royalty payment shall be due from Aclara to Caliper after the end of ***.

               3.2.3 Royalties shall be calculated in accordance with the terms of this Agreement and United States generally accepted accounting procedures, consistently applied, to the extent such accounting procedures do not conflict and are not inconsistent with the terms of this Agreement. Interest shall accrue on any delinquent payment at an annual rate equal to the sum of (i) *** and
(ii) ***, such accrual beginning on the date such payment was due under this Agreement.

               3.2.4 For purposes of this Agreement, Aclara Licensed Products shall be *** in accordance with Section 3, ***.

        3.3 COMBINATION PRODUCTS. If an Aclara Licensed Product is sold in combination with another product or products where one or more of such products are not Aclara Licensed Products (a "Combination Product") and could reasonably be deemed to be separate product(s), Net Sales under such circumstances shall be calculated by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition) by the fraction, A/(A + B) where A is the average sale price of the Aclara Licensed Product when sold separately and B is the average sale price of the other product(s) when sold separately. When determining the average sale price of a product, the average sale price shall be calculated using data arising from the twelve (12) months preceding the calculation. In the event that the average sale price of the products in a Combination Product cannot reasonably be so determined, then Net Sales shall be calculated by multiplying the Net Sales of the Combination Product by the fraction, A/(A+B) where A is the fair market value of the Aclara Licensed Product and B is the fair market value of the other product(s). The fair market value of a product shall be determined by taking all relevant factors into account, including, without limitation, any method of allocation used by Aclara and/or its commercial partners for its or their own financial purposes. By way of example, for purposes of the first sentence of this Section 3.3 and without limiting the generality of such sentence, the Parties agree and acknowledge that
(a) ***, (b) ***, (c) ***, (d) ***, (e) ***, (f) ***, (g) ***, (h) ***, (i) ***,
(j) ***; all ((a) through (j)) can reasonably be deemed to be separate product(s). For purposes of this Section 3.3, *** shall not be construed to include***.

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                                       11.
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                                                                    CONFIDENTIAL

        3.4 ROYALTY TERM. Aclara's obligation to pay royalties to Caliper under
Section 3.2, if any, shall commence on the Effective Date and continue until the expiration, abandonment or final determination of invalidity or unenforceability of the last Valid Claim in the Ramsey Patent Family.

        3.5 PAYMENT TERMS.

               3.5.1 METHOD OF PAYMENT; CURRENCY. All payments made by Aclara under this Agreement shall be made in United States dollars, and such payments shall be made by check or wire transfer to one or more bank accounts to be designated in writing by Caliper. In the event that Aclara Licensed Products are sold in currencies other than United States dollars, Net Sales shall be calculated by Aclara by conversion of foreign currency to United States dollars at the conversion rate existing in the United States (referencing the "United States dollar noon buying rates", or its equivalent, published in the Wall Street Journal) on the last working day of each period during which royalties are calculated, net of applicable exchange related charges, or otherwise in accordance with generally accepted accounting principles consistently applied.

               3.5.2 TAXES. All applicable sales, use, excise, value added, withholding and similar taxes levied on account of the royalties accruing or made to Caliper pursuant to the terms and conditions of this Agreement, other than taxes on Caliper's net income, shall be paid by Aclara. If provision is made in law or regulation for withholding of taxes of any type, levies or other charges with respect to any royalty due and payable under this Agreement by Aclara to Caliper, Aclara shall be entitled to deduct such tax, levy or charge from the royalty to be made by Aclara and pay such tax, levy or charge to the proper taxing authority. Aclara shall provide Caliper with prompt notice of the taking of any such deduction. Aclara shall deliver to Caliper a receipt of payment of any such tax, levy or charge. At Caliper's request and at Aclara's expense, Aclara shall provide reasonable assistance to Caliper in any effort by Caliper in claiming any exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force, and in minimizing the amount required to be so withheld or deducted.

               3.5.3 RECORDS. Aclara shall keep such books and records of Net Sales as are reasonably necessary to determine the amounts payable to Caliper hereunder for a period of *** after the royalty payments to which such books and records relate are due. Upon Caliper's written request and at least *** prior notice, but not more frequently than *** per calendar year, Aclara shall permit a mutually acceptable, independent accounting firm to examine, ***, such records during Aclara's regular business hours for the purpose of and to the extent necessary to verify any report required under this Agreement with respect to Net Sales made not more than *** prior to the date of such written request from Caliper. ***, and shall execute a confidentiality agreement with Aclara in a form reasonably acceptable to Aclara that prohibits the accounting firm from disclosing information obtained in connection with such inspection other than disclosure to Caliper of the amount of any underpayment or overpayment and, only to the extent necessary to achieve the purposes hereof, the basis for the calculation of such amount.

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                                       12.
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                                                                    CONFIDENTIAL

Caliper shall maintain in confidence and not use for any other purposes any information obtained in connection with such inspection. If the amounts due to Caliper are determined to have been underpaid, ***, without prejudice to additional rights Caliper may have pursuant to Section 9.4, and ***. If Aclara has overpaid any amount under this Agreement, ***.

               3.5.4 REPORTS. *** of the last day of each calendar quarter occurring, in whole or in part, during the term of this Agreement, Aclara shall deliver to Caliper a report setting forth in reasonable detail the calculation of the total royalty payments due under this Section 3, if any, with respect to Net Sales *** during that quarter.

               3.5.5 LIMITATIONS ON ROYALTIES. No multiple royalties shall be due or payable to Caliper because the manufacture, use, offer for sale, sale or import of any royalty bearing product is or shall be covered by more than one Valid Claim of the Ramsey Patent Family. Only one royalty payment shall be payable hereunder with respect to a given amount of Net Sales of an Aclara Licensed Product. In no event shall any royalty bearing product, or any amount of Net Sales, be subject to more than one royalty payment obligation to Caliper with respect to rights under the Ramsey Patent Family licensed hereunder.

4. NO CHALLENGE OBLIGATIONS

        4.1 Caliper shall not participate, and shall obligate all of its Sublicensees in the applicable sublicense not to participate, in any opposition or challenge, to the validity or enforceability of any Patent in the `022 Patent Family in any forum, e.g., in court or alternative dispute resolution, except in any foreign jurisdiction outside the United States where such promise, agreement or obligation is prohibited by law (including, without limitation, the European Community and any member states thereof), and Caliper and its Sublicensees shall not assist any third party in any such participation; provided, however, that if Aclara or any third party asserts a Patent within the `022 Patent Family, or makes an overt threat to assert a Patent in the `022 Patent Family that provides a sufficient basis for an application for declaratory judgment, applying the standards applicable in federal courts for declaratory judgments, against Caliper or its Sublicensees, alleging that a product other than a Caliper Licensed Product infringes or contributorily infringes such a Patent, then Caliper or such Sublicensee may challenge such Patent, in whatever forum Aclara or any third party has asserted such Patent, or, in the event of such an overt threat, under the ADR Procedures or a forum of competent jurisdiction, as applicable. *** of this Section 4.1. Any breach by Caliper of this Section 4.1 shall constitute a material breach of this Agreement, except to the limited extent provided below in this Section 4.1. Any failure by Caliper to obligate its Sublicensees (or include provisions in the sublicense agreement) as provided for in this Section 4.1, and any violation of this Section 4.1, or the corresponding section in the respective sublicense agreement, by a Sublicensee shall not constitute a breach of this Agreement, or, unless otherwise provided therein, of the respective sublicense agreement, but rather, as the sole and exclusive remedy hereunder for any such failure or violation, shall be grounds for termination of such sublicense rights to such Sublicensee if Caliper or such Sublicensee, as the case may be, fails to cure such violation within ninety (90) days following written notice thereof from Aclara to such Sublicensee or to Caliper, which shall

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                                       13.
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                                                                    CONFIDENTIAL

promptly communicate such notice, if any, to such Sublicensee (and Caliper shall include applicable provisions to that effect in all of its sublicense agreements with Sublicensees).

        4.2 Except to the extent permitted by Section 4.3, Aclara shall not participate, and shall obligate all of its Sublicensees in the applicable sublicense not to participate, in any opposition or challenge to the validity or enforceability of any Patent in the Ramsey Patent Family in any forum, e.g., in court or alternative dispute resolution, except in any foreign jurisdiction outside the United States where such promise, agreement or obligation is prohibited by law (including, without limitation, the European Community and any member states thereof), and Aclara and its Sublicensees shall not assist any third party in any such participation. *** of this Section 4.2. Any breach by Aclara of this Section 4.2 shall constitute a material breach of this Agreement, except to the limited extent provided below in this Section 4.2. Any failure by Aclara to obligate its Sublicensees (or include provisions in the sublicense agreement) as provided for in this Section 4.2, and any violation of this
Section 4.2, or the corresponding section in the respective sublicense agreement, by a Sublicensee shall not constitute a breach of this Agreement, or, unless otherwise provided therein, of the respective sublicense agreement, but rather, as the sole and exclusive remedy hereunder for any such failure or violation, shall be grounds for termination of such sublicense rights to such Sublicensee if Aclara or such Sublicensee, as the case may be, fails to cure such violation within ninety (90) days following written notice thereof from Caliper to such Sublicensee or to Aclara, which shall promptly communicate such notice, if any, to such Sublicensee (and Aclara shall include applicable provisions to that effect in all of its sublicense agreements with Sublicensees).

        4.3 If Caliper, ***, or any other third party, asserts a Patent in the Ramsey Patent Family, or makes an overt threat to assert a Patent in the Ramsey Patent Family that provides a sufficient basis for an application for declaratory judgment, applying the standards applicable in federal courts for declaratory judgments, against Aclara, or any of its Sublicensees, alleging that a product other than an Aclara Licensed Product infringes or contributorily infringes such a patent, or that an Aclara Licensed Product is being made, used or sold by Aclara or any of its Sublicensees outside of the Aclara Field of Use, then Aclara or any such Sublicensee may challenge such Patent in the Ramsey Patent Family asserted against it in whatever forum Caliper or any third party has asserted such Patent, or, in the event of such an overt threat, under the ADR Procedures or a forum of competent jurisdiction, as applicable.

        4.4 Aclara shall not challenge in any forum *** on the grounds that ***; provided, however, that nothing contained herein shall prohibit Aclara from challenging *** on such grounds, provided that any such challenge shall be made pursuant to the ADR Procedure. Except as expressly provided in this Section 4, Aclara shall not be limited or restricted hereunder from challenging in any forum *** on grounds other than the aforementioned grounds, provided that any such challenge shall be made pursuant to the ADR Procedure.

        4.5 Notwithstanding anything to the contrary in this Section 4:

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                                       14.
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                                                                    CONFIDENTIAL

               4.5.1 Except as provided in Section 4.5.2, each Party shall provide *** prior written notice to the other Party before knowingly (a) taking any action pursuant to Section 4.1 or 4.2, as applicable, to terminate any rights to a sublicense under Section 2.2.1 or 2.2.2, as applicable, of a party which is *** "Manufacturing Party"), (b) making a claim of infringement of the Patents licensed out by such acting Party hereunder against such Manufacturing Party, or (c) threatening or otherwise communicating to such Manufacturing Party its intent or purported right to take any of the foregoing actions. The non-acting Party shall have *** from receipt of such notice to notify the acting Party that it has determined in good faith that such Manufacturing Party is not engaged in an activity that, absent a sublicense pursuant to Section 2.2.1 or 2.2.2, as applicable, would constitute direct or contributory infringement of such acting Party's Patents licensed out by it hereunder. If the non-acting Party fails timely to give such notice, the non-acting Party shall have *** to secure compliance, if necessary, with
Section 4.1 or 4.2, as and if applicable, with respect to such Manufacturing Party before the acting Party may take any of the foregoing actions described in
(a) through (c) above. If the non-acting Party provides the foregoing notice of noninfringement to the acting Party, the acting Party shall further refrain from taking any of the actions described in (a) through (c) above, until *** after such dispute shall have been resolved in accordance with the ADR Procedures as a Non-Patent Dispute (as defined in the Settlement Agreement) by a determination that such Manufacturing Party is in fact engaged in an activity that, absent a sublicense pursuant to Section 2.2.1 or 2.2.2, as applicable, would constitute direct or contributory infringement of such acting Party's intellectual property rights.

               4.5.2 Notwithstanding Section 4.5.1, in the event that a Manufacturing Party participates or assists a third party in any challenge to the validity or enforceability of any Patent in the `022 Patent Family or the Ramsey Patent Family, as the case may be, in violation of Section 4.1 or 4.2, as applicable, or the corresponding sections in the respective sublicense agreement, if applicable, Aclara or Caliper, as the case may be, may immediately terminate such Manufacturing Party's sublicense, if any, or take any of the other actions otherwise restricted in subsections 4.5.1(a), (b) or (c) above.

5. INTERFERENCE OBLIGATIONS

        5.1 RAMSEY PATENT FAMILY AND `022 PATENT FAMILY.

               5.1.1 Aclara will not seek to provoke or participate in an Interference between a Patent in the Ramsey Patent Family and a Patent in the `022 Patent Family. In addition, Aclara shall not assist or enable a third party to provoke or participate in such an Interference, including by way of transferring any rights to a Patent in the `022 Patent Family without this restriction on Interferences.

               5.1.2 Caliper will not seek to provoke or participate in an Interference between a Patent in the Ramsey Patent Family and a Patent in the `022 Patent Family. In addition, Caliper shall not assist or enable a third party to provoke or participate in such an Interference, including

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                                       15.
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                                                                    CONFIDENTIAL

by way of transferring any rights to a Patent in the Ramsey Patent Family without this restriction on Interferences.

        5.2 ***.

               5.2.1 Promptly after the Effective Date, *** in pending Patent applications *** that are *** of a Patent *** which was issued or published prior to***.

               5.2.2 *** in any existing or continuing Patent applications that directly or indirectly claim priority to a Patent *** and that are *** of any issued or published Patents ***.

               5.2.3 Promptly after the Effective Date, *** in currently pending Patent applications *** that are *** of an issued or published Patent ***.

               5.2.4 *** in any existing or continuing Patent applications that directly or indirectly claim priority to a Patent *** and that are *** of any issued or published Patents ***.

        5.3 RESOLUTION OF INTERFERENCE PROCEEDINGS. In the event that the United States Patent and Trademark Office ("USPTO") declares an Interference between a Patent in the Ramsey Patent Family and ***, then the Parties shall resolve the Interference pursuant to the *** applicable thereto.

        5.4 THIRD PARTIES. Neither Caliper, nor Aclara will assist or enable any third party to take any action that Caliper or Aclara, as applicable, would be prohibited from taking under Section 5.1 or 5.2, including by transferring rights in a Patent (including a patent application therein) involved in such Interference to a third party without the attendant agreement to abide by Sections 5.1 and 5.2 and the procedure referenced in Section 5.3; ***.

        5.5 COMPLIANCE WITH REQUIREMENTS. Notwithstanding anything else to the contrary herein, nothing in this Agreement or the Settlement Agreement shall limit or restrict either Party from complying with applicable mandatory requirements of the rules and regulations of the USPTO or any patent office of any foreign jurisdiction (such as, for example, Rule 56 and other obligations not to commit inequitable conduct) and any applicable laws related thereto.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS

        6.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH PARTY. Each Party represents, warrants and covenants to the other that:

               (i) As of the Effective Date, the execution, delivery and performance of this Agreement are within its corporate power, have been duly and validly authorized by all necessary corporate action and do not contravene or constitute a default under any provision of its articles of incorporation or by-laws;

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                                       16.
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                                                                    CONFIDENTIAL

               (ii) As of the Effective Date, the execution, delivery and performance of this Agreement by it does not conflict with, contravene or constitute a default under any provision of applicable law or regulation or any agreement, license, judgment, injunction, order, decree or other instrument binding on it, or otherwise relating to the Patents that it licenses to the other Party hereunder or the inventions described and claimed therein;

               (iii) As of the Effective Date and at all times during the term of this Agreement, it has and shall have the right and power to grant on behalf of itself the rights and licenses expressly granted herein;

               (iv) As of the Effective Date and at all times during the term of this Agreement, the licenses set forth in Section 2 above will confer upon the Party receiving the license immunity from suit for infringement of the respective licensed Patents and all rights, benefits and immunities of a non-exclusive licensee under such Patents to the full extent provided by Section 2;

               (v) As of the Effective Date, all licenses, consents, authorizations and approvals, if any, required for its execution, delivery and performance of this Agreement have been obtained and are in full force and effect and all conditions thereof have been complied with;

               (vi) Except as mutually agreed otherwise, during the term of this Agreement, except as expressly contemplated by Section 6.3.3, each Party shall take all steps necessary to maintain in force all licenses, consents, authorizations and approvals, if any, required to give effect to all license and sublicense grants to the other Party set forth in this Agreement to the full extent such license and sublicense grants are in force as of the Effective Date.
***.

               (vii) As of the Effective Date, no action by or in respect of, or filing with, any governmental body, agency or official or any other person or entity is required in connection with its execution, delivery and performance of this Agreement, except as may be required by the court in connection with settlement of the proceedings covered by the Settlement Agreement;

               (viii) As of the Effective Date, other than the disputes to be settled by the Parties in accordance with the Settlement Agreement, there is no action, suit or proceeding pending against or, to the best of its knowledge, threatened against or affecting it before any court, arbitrator, mediator or any other body, agency or official in which there is a reasonable possibility of a decision which could adversely affect the grant of the rights and licenses described herein or which could in any manner draw into question the validity, legality or enforceability of this Agreement or impair in any way its ability to perform its obligations hereunder; and

               (ix) As of the Effective Date, this Agreement constitutes a valid and binding agreement, enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor

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                                       17.
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                                                                    CONFIDENTIAL

rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

        6.2 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF ACLARA.

               6.2.1 Aclara hereby represents and warrants that, other than United States Patent Nos. *** (including all Patents relating to the foregoing patents), United States Patent Application No *** (including all Patents relating to such patent application), is the only Patent in, to or under which *** that both claims a priority date before *** and has ***.

               6.2.2  Aclara represents and warrants that ***.

        6.3 ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF CALIPER.

               6.3.1 Caliper hereby represents and warrants that (i) ***; (ii) the documents provided to Aclara as of the Effective Date under a separate cover letter titled "Oak Ridge Agreements" which includes a specific reference to this Agreement and this Section 6.3 constitute a complete and accurate copy of the Oak Ridge Agreements (including all amendments, addenda and attachments thereto) as of the Effective Date, except for the redaction of certain confidential terms and conditions; and (iii) the terms and conditions so redacted do not in any manner materially adversely affect the rights granted to Aclara hereunder and such redactions do not relate directly to sublicensees under such Oak Ridge Agreements (for example, such redactions do not relate to termination or survival of sublicense rights or to circumstances under which sublicensees take rights directly from UT Battele or assume obligations in connection therewith).

               6.3.2 Except as permitted by Section 6.3.3, during the term of this Agreement, Caliper shall not take or omit the taking of any action pursuant to, or with respect to, the Oak Ridge Agreements (including with respect to any Patents in the Ramsey Patent Family licensed thereunder) that modifies, limits or eliminates the rights granted to Aclara hereunder with respect to the Ramsey Patent Family to the full extent granted under this Agreement as of the Effective Date, or otherwise materially adversely affect Aclara as a sublicensee under such Oak Ridge Agreements (such as, for example, modifying, adding or deleting provisions related to termination or survival of sublicense rights or related to circumstances under which sublicensees take rights directly from UT Battele or assume obligations in connection therewith in a manner that is materially adverse to Aclara as a sublicensee), without the prior written consent of Aclara.

               6.3.3 Notwithstanding Section 6.3.2 above, during the term of this Agreement, Caliper may elect to *** Patent(s) in the Ramsey Patent Family at any time and for any reason; provided, however, that, if rights granted to Caliper under the Oak Ridge Agreements with respect to such Patent(s) ***:

                      (i) Caliper shall provide Aclara with *** prior written notice of its election to *** such Patent(s); and

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                                       18.
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                                                                    CONFIDENTIAL

                      (ii) If, within *** of receipt of such notice, Aclara notifies Caliper that it desires to ***, Caliper shall, within *** after receiving the preceding notice from Aclara that Aclara desires to ***, notify Aclara that Caliper shall, and Caliper shall, either: (a) continue to *** such Patent(s), or (b) ***.

        With respect to option (ii)(b) above of this Section 6.3.3, each Party shall provide the other with any reasonable assistance required to ***.

        6.4 SURVIVAL. The representations, warranties and covenants contained in this Section 6 shall survive the execution, delivery and performance of this Agreement by the Parties hereto.

        6.5 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY HEREBY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE.

7. INDEMNIFICATION

        Each Party (the "Indemnifying Party") shall defend, at its expense, the other Party (the "Indemnified Party"), its directors, officers, employees, and agents, against all third party claims, demands, damages, liabilities, losses, costs and expenses, including without limitation attorney's fees (collectively, "Claims") resulting from or arising out of a *** in any judgment, award or settlement, or reasonably required *** and ***, attributable to such Claim.
The Indemnifying Party shall not be obligated under this Section 7 unless (and only to the extent) the Indemnified Party (a) provides to the Indemnifying Party prompt notice of the commencement of the Claim for which indemnification is sought, (b) provides cooperation to the Indemnifying Party, and (c) allows the Indemnifying Party to control the defense, provided that the Indemnifying Party may not settle a claim in a manner that materially adversely affects the Indemnified Party without approval of the Indemnified Party, which approval shall not be unreasonably withheld or delayed.

8. LIMITATION OF LIABILITY

        SUBJECT TO SECTION 7, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING, BUT NOT LIMITED TO, LOSS OF BUSINESS, LOSS OF USE, LOSS OF PROFITS, OR INTERRUPTION OF BUSINESS, ARISING FROM OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, INCLUDING THE BREACH HEREOF, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, HOWEVER CAUSED.

9. TERM AND TERMINATION; EFFECT OF BREACH

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                                       19.
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                                                                    CONFIDENTIAL

        9.1 TERM. This Agreement shall commence on the Effective Date and, unless sooner terminated solely in accordance with the provisions of this
Section 9, ***. The licenses granted to Caliper under Section 2.1 shall terminate upon the ***. The licenses granted to Aclara under Section 2.2 shall terminate upon the ***.

        9.2 TERMINATION OF LICENSES.

               9.2.1 TERMINATION BY ACLARA. Aclara may terminate the license grant to Caliper under Section 2.1 if, the Arbitration Panel (as defined in the Settlement Agreement) or, in the event of an appeal, the Appeal Panel (as defined in the Settlement Agreement), determines in accordance with the ADR Procedure that Caliper has materially breached this Agreement by materially breaching any of *** of this Agreement and failed to cure such breach (including, without limitation, any breach of ***) within *** after Aclara has provided Caliper with written notice of such breach. In the event that Aclara ***.

               9.2.2 TERMINATION BY CALIPER. Caliper may terminate the license grant to Aclara under Section 2.2 if the Arbitration Panel (as defined in the Settlement Agreement) or, in the event of an appeal, the Appeal Panel (as defined in the Settlement Agreement), determines in accordance with the ADR Procedure that Aclara has materially breached this Agreement by materially breaching any of *** of this Agreement and failed to cure such breach (including, without limitation, any breach of ***) within *** after Caliper has provided Aclara with written notice of such breach.

               9.2.3 EFFECT OF TERMINATION OF LICENSE. For the removal of doubt, in the event the licenses granted to Aclara or Caliper, as the case may be, under Section 2 hereunder terminate for any reason, no Chip, instrument, add-on module, software, hardware, component or other product shall be deemed an Aclara Licensed Product or a Caliper Licensed Product as applicable (or a corresponding Aclara Licensed Instrument, Aclara Licensed LabCard, Caliper Licensed Instrument or Caliper Licensed LabChip as applicable), for purposes of this Agreement.

        9.3 TERMINATION OF AGREEMENT BY MUTUAL AGREEMENT. The Parties may terminate this Agreement by mutual written agreement.

        9.4 EFFECT OF BREACH OF PAYMENT PROVISIONS BY ACLARA. If Aclara fails to pay royalties due and owing to Caliper (which itself shall not constitute a breach of this Agreement unless such failure is not cured within *** after Caliper has provided Aclara with written notice of non-payment), then Caliper may not terminate the license grant set forth in Section 2.2 but, if such failure to pay is not cured within *** after Caliper has provided Aclara with written notice of non-payment and an ADR Procedure is necessary to collect such payment, *** of the unpaid royalties as determined by the Arbitration Panel
(as defined in the Settlement Agreement) or, in the event of an appeal, the Appeal Panel (as defined in the Settlement Agreement), in accordance with the ADR Procedure (***).

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                                       20.
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                                                                    CONFIDENTIAL

        9.5 EFFECT OF OTHER BREACHES OF THIS AGREEMENT. The Parties agree that the material breach of this Agreement by a Party may cause severe and irreparable damage to the other Party that may not be adequately compensated by monetary damages. In the event of such a material breach, the breaching Party agrees that the non-breaching Party may seek to obtain from the Arbitration Panel injunctive relief, or relief by specific performance, as applicable, as well as any other relief permitted by applicable law.

        9.6 EFFECT OF BREACH OF OTHER AGREEMENTS. This Agreement shall survive termination of the Settlement Agreement and the Common Stock Issuance Agreement. No breach of the Settlement Agreement or the Common Stock Issuance Agreement shall, by itself, constitute a breach of this Agreement, unless such breach is itself a breach of this Agreement.

        9.7 SURVIVAL OF OBLIGATIONS. The following provisions shall survive termination or expiration of this Agreement: ***.

10. ALTERNATIVE DISPUTE RESOLUTION

        All disputes, controversies, or claims of any nature between or among the Parties under this Agreement shall be resolved in accordance with the applicable ADR Procedure, which is hereby incorporated by reference.

11. GENERAL PROVISIONS

        11.1 NOTICES. Any notice, request, demand, or other communication required or permitted hereunder shall be in writing, shall reference this Agreement and shall be deemed to be properly given: (a) when delivered personally; (b) when sent by facsimile, with written confirmation of receipt;
(c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) two (2) business days after deposit with a private industry express courier, with written confirmation of receipt. All notices shall be sent to the address set forth below (or to such other address as may be designated by a Party by giving written notice to the other Party pursuant to this Section 11.1):

                 IF TO ACLARA:                                    IF TO CALIPER:
------------------------------------------------- -------------------------------------------
Aclara BioSciences, Inc.                           All royalty payments and reports provided
1288 Pear Ave                                      pursuant to Section 3.5.4:
Mountain View, CA 94043
Attn: President
                                                   Caliper Technologies Corp.
with a copy to:                                    605 Fairchild Drive
                                                   Mountain View, CA 94043-2234
Aclara BioSciences, Inc.                           Attn: Chief Accounting Officers
1288 Pear Ave
Mountain View, CA 94043                            with a copy to:

                                                   Caliper Technologies Corp.
------------------------------------------------- -------------------------------------------

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                                       21.
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                                                                    CONFIDENTIAL

                 IF TO ACLARA:                                    IF TO CALIPER:
------------------------------------------------- -------------------------------------------
Attn: V.P., Legal Affairs                          605 Fairchild Drive
                                                   Mountain View, CA 94043-2234
and with a copy to:                                Attn: Sr. Director of Legal Affairs

David Doyle, Esq.                                  All other notices, requests, demands, or other
Morrison & Foerster                                communications:
3811 Valley Center Drive, Suite 500
San Diego, CA 92130
                                                   Caliper Technologies Corp.
                                                   605 Fairchild Drive
                                                   Mountain View, CA 94043-2234
                                                   Attn: Sr. Director of Legal Affairs

                                                   with a copy to:

                                                   Sonya Winner, Esq.
                                                   Covington & Burling
                                                   601 California Street, 19th Floor
                                                   San Francisco, CA 94108
------------------------------------------------- -------------------------------------------

        11.2 ASSIGNMENT. This Agreement, and its accompanying rights and obligations, may not be sold, transferred, assigned, delegated, pledged, or otherwise disposed of, in whole or part, whether voluntarily, by operation of law or otherwise, by any Party without the prior written consent of the other Party, except that either Party may assign this Agreement, without the other Party's consent, in connection with a Change in Control of the assigning Party, or of such Party's microfluidic systems line of business, or a transfer of such Party's microfluidic systems line of business to an entity that such Party Controls (subject to Sections 2.1.4 and 2.2.4, if applicable), including, without limitation any merger of such assigning Party into a successor entity which such Party Controls. Subject to the preceding sentence, the rights and liabilities of the Parties hereto will bind, and inure to the benefit of, their respective and permitted assignees and successors and is binding on the Parties and their successors and permitted assigns. Any attempted assignment other than in accordance with this Section 11.2 shall be null and void. This Agreement shall be binding upon all successors in interest to all or some of the `022 Patent Family and the Ramsey Patent Family, as the case may be.

        11.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States, without reference to or application of its conflicts of law provisions.

        11.4 CONSTRUCTION. This Agreement has been negotiated by the Parties and their respective counsel, and counsel for the Parties have participated in the drafting of this Agreement. This Agreement will be interpreted fairly in accordance with its terms and without any construction in favor of or against either Party.

        11.5 WAIVER. The waiver by either Party of a breach of or a default under any provision of this Agreement, shall not be effective unless in writing and shall not be construed as

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                                       22.
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                                                                    CONFIDENTIAL

a waiver of any subsequent breach of or default under the same or any other provision of this Agreement, nor shall any delay or omission on the part of either Party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy.

        11.6 SEVERABILITY. If the application of any provision of this Agreement or any promise hereunder to any particular facts or circumstances shall be held to be invalid, unenforceable, prohibited or illegal by an arbitration panel, a court or any other governmental or supranational authority (including, without limitation, the European Commission) of competent jurisdiction, then the validity and enforceability of such provision or promise as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement or promises hereunder shall not in any way be affected or impaired thereby.

        11.7 RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture, partnership, agency, employment or fiduciary relationship between the Parties. Neither Party nor its agents have any authority of any kind to bind the other Party in any respect whatsoever, and the relationship of the Parties is, and at all times shall continue to be, that of independent contractors.

        11.8 CAPTIONS AND SECTION HEADINGS. The captions and section and paragraph headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

        11.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, with the same effect as if the Parties had signed the same document. Each counterpart so executed shall be deemed to be an original, and all such counterparts shall be construed together and shall constitute one Agreement.

        11.10 FORCE MAJEURE. Neither Party shall be deemed to be in default of, or to have breached, any provision of this Agreement as the result of delay or failure in performance resulting directly or indirectly from circumstances beyond the Party's reasonable control, including without limitation, acts of God, acts of civil or military authority, civil disturbance, war, strikes or other labor disputes, fires, transportation contingencies, laws, regulations, acts or orders of any government agency or official thereof, or other catastrophes. The non-performing Party shall notify, to the extent reasonably practicable, the other Party of such force majeure within three (3) days after such occurrence by giving notice to the other party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform.

        11.11 FURTHER ASSURANCES. Each Party agrees to take or cause to be taken such further actions, and to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be reasonably required or requested in order to effectuate fully the purposes, terms and conditions of this Agreement.

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                                       23.
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                                                                    CONFIDENTIAL

        11.12 ENTIRE AGREEMENT. This Agreement together with the exhibits hereto, and to the extent provided herein, the Settlement Agreement and the Common Stock Issuance Agreement constitute the entire agreement and understanding between the Parties concerning the subject matter hereof and supersede all prior or contemporaneous representations, discussions, proposals, negotiations, conditions, agreements and communications, whether oral or written, between the Parties relating to the subject matter of this Agreement and all past courses of dealing or industry custom. No amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by a duly authorized signatory of the Party against which enforcement of the amendment or modification is sought.

        11.13 SECTION 365(n) OF THE BANKRUPTCY CODE. All rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of the Bankruptcy Code licenses of rights of "intellectual property" as defined in Section 101(35A) of the Bankruptcy Code. The parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by duly authorized representatives of the Parties as of the Effective Date.



ACLARA BIOSCIENCES, INC.                      CALIPER TECHNOLOGIES CORP.

ACLARA BIOSCIENCES, INC.                      CALIPER TECHNOLOGIES CORP.

By: /s/ Joseph M. Limber                      By:  /s/ James L. Knighton
    ----------------------------                   ---------------------
            Signature                                   Signature

Name:  Joseph M. Limber                       Name:  James L. Knighton
       -------------------------                     -----------------
            Print or Type                               Print or Type

Title:  President, CEO                        Title:  Chief Financial Officer
        ------------------------                      -----------------------

Date:  March 12, 2001                         Date:  March 12, 2001
       -------------------------                     --------------



                                       24.
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                                                                    CONFIDENTIAL

                                    EXHIBIT A

                   LICENSED INSTRUMENTS, LABCARDS AND LABCHIPS

                                       ***

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

                                                                    CONFIDENTIAL


                                    EXHIBIT B

                                       ***

                                       ***


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

                                                                    CONFIDENTIAL


                                    EXHIBIT C

                                       ***

                     ***                                            ***
------------------------------------------------- -----------------------------------------------
***                                               ***
------------------------------------------------- -----------------------------------------------
***                                               ***
------------------------------------------------- -----------------------------------------------
***                                               ***
------------------------------------------------- -----------------------------------------------

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